BRUCE FUND, INC.

BRUFX

PROSPECTUS

Management of the Bruce Fund, a diversified, open-end no-load management company, attempts to achieve the Fund’s objective of long-term capital appreciation primarily through investments in common stock and debt securities; income is a secondary consideration. The Fund may also invest in other securities.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

October 29, 2012

FOR MORE INFORMATION	Back Cover

SUMMARY SECTION

Investment Objective

The investment objective of the Bruce Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	NONE

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.56%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.22%
Acquired Fund Fees and Expenses[1]	0.03%

Total Annual Fund Operating Expenses	0.81%

[1]

Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$83	$259	$450	$1,002

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Expense Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10.42% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s adviser (Bruce & Co., Inc.) seeks to achieve the Fund’s objective of long-term capital appreciation by investing primarily in domestic common stocks and bonds, including convertible bonds and “zero coupon” government bonds.

The Fund may invest, without restriction, in future interest and principal of U. S. government securities, commonly known as “zero coupon” bonds. The Fund’s strategy is to use long-dated issues as an attempt to seek capital appreciation. This strategy is primarily used in the absence of viable common stock opportunities.

Other debt securities, traded on exchanges or over-the-counter, may be acquired, sometimes at substantial discounts from the principal amount. Investments may be made in defaulted bonds, which might sell at a fraction of their par value. The Fund’s strategy for these bonds is to use primarily bonds which have significant yield to maturities, or to use convertible bonds which fluctuate with the underlying common stock. A majority of these bonds are lower-rated or “junk” bonds, which carry no credit ratings.

The Fund may invest in domestic common stocks of any capitalization, although the adviser will focus on smaller companies, as well as micro-cap securities. Both growth and value criteria are used to determine and select those stocks. Securities of unseasoned companies may also be acquired. Out-of-favor, turnaround and distressed situations are actively pursued.

The Fund may invest in foreign securities, either directly, or through the use of American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”). ADRs or GDRs in which the Fund invests will be denominated in U.S. dollars and listed on a U.S. exchange.

At times, the adviser’s strategy may result in the Fund holding a large cash position for a transitional period of time. The cash position will generally be held in a money market mutual fund, but may also be invested in short-term government securities, certificates of deposit, commercial paper, or repurchase agreements.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Fund.

Stock Market Volatility. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or the Fund’s benchmark index.

Issuer-Specific Changes. The value of the Fund may decrease in response to the activities and financial prospectus of an individual company in the Fund’s portfolio.

Management Risk. If the adviser’s assessment of the prospects for individual securities is incorrect it could result in significant losses in the Fund’s investment in those securities, which can also result in possible losses overall for the Fund.

Distressed Investment Risk. There can be no assurance that the adviser will correctly evaluate the nature and magnitude of all factors that could affect the outcome of an investment in a distressed security. The prices of distressed securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher-rated securities. The secondary market for distressed securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of such securities.

Liquidity Risk. Securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of an active trading market. The Fund, being able to invest in unseasoned companies, defaulted bonds and debt securities, traded over-the-counter or at substantial discounts, will be subject to liquidity issues and risk. The urgency to sell these securities might result in receiving a price substantially less than anticipated.

Interest Rate Risk. Market interest rates change, causing the current market value of debt securities at any time to fluctuate. The value of the Fund’s debt securities portfolio may decline when market interest rates rise. The Fund, being able to invest without restriction in future interest and principal of U. S. government securities, commonly known as “zero coupon” bonds, would be primarily sensitive to and affected by interest rate risk, if so invested. Zero coupon bonds move substantially more than a corresponding coupon-paying bond of the same maturity, as interest rates fluctuate.

Value Risk. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

Growth Risk. If the adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

Cash Investments. The Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested, and may not achieve its capital appreciation objective.

Small- or Micro-Cap Investing. The value of securities of smaller, less well-known issuers can be substantially more volatile than that of larger issuers.

Government Securities Risk. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. It is possible that the U.S. government would not provide financial support to certain of its agencies or instrumentalities if it is not required to do so by law. If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price or yield could fall.

Maturity Risk. The longer the maturity of a debt security the more its value fluctuates with changes in interest rates. When interest rates rise, you can expect the value of long-term bonds to fall more than those of short-term bonds.

Credit Risk. There is a risk that the issuer of a debt security may become insolvent and unable to meet interest payments or to repay principal at maturity, and that defaulted bonds may remain in default, resulting in no repayment to the holder at maturity. Various credit rating firms many times rate debt securities, and the lowering of such ratings can cause the value of the debt securities to decline.

Foreign Investing Risk. Foreign stocks may underperform or be more volatile than U.S. stocks. Risks related to investments in foreign securities include: currency exchange rate fluctuation; less public information; less stringent regulatory standards; and lack of uniform accounting, auditing and financial reporting standards.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund before and after tax is not necessarily an indication of how it will perform in the future. Current performance of the Fund may be lower or higher than the performance quoted below. Updated performance information may be obtained by calling (800) 872-7823.

During the period shown in the bar chart, the highest return for a quarter was 29.90% during the quarter ended June 30, 2003 and the lowest return for a quarter was -13.90% during the quarter ended September 30, 2008. The Fund’s year to date return as of September 30, 2012 was 6.19%.

Average Annual Total Returns for the periods ending December 31, 2011

	1 Year	5 Years	10 Years
Bruce Fund
Return Before Taxes	7.24%	3.94%	15.98%
Return After Taxes on Distributions	6.04%	2.38%	13.99%
Return After Taxes on Distributions and Sale of Fund Shares	4.90%	2.48%	13.12%
S&P 500 Stock Index
(reflects no deduction for fees)	2.11%	-0.25%	2.92%

After-tax returns are calculated using the historical highest individual federal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Adviser – Bruce and Co., Inc.

Portfolio Managers

•	Robert B. Bruce, President and Chief Operating Officer of the adviser; Portfolio Manager of the Fund since 1983

•	R. Jeffrey Bruce, Vice President of the adviser; Portfolio Manager of the Fund since 1983

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders
$1,000 for all account types	By Mail: Bruce Fund, Inc.
c/o: Huntington Asset Services, Inc.
Minimum Additional Investment	P.O. Box 6110
$500	Indianapolis, IN 46206

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

ADDITIONAL INFORMATION ABOUT

THE FUND’S PRINCIPAL STRATEGIES

AND RELATED RISKS

Principal Investment Strategies of the Fund

The Fund’s adviser (Bruce & Co., Inc.) seeks to achieve the Fund’s investment objective of long-term capital appreciation by investing primarily in domestic common stocks and bonds, including convertible bonds and “zero coupon” government bonds.

The Fund may invest, without restriction, in future interest and principal of U. S. government securities, commonly known as “zero coupon” bonds. The Fund’s strategy is to use long-dated issues as an attempt to seek capital appreciation. This strategy is primarily used in the absence of viable common stock opportunities.

Other debt securities, traded on exchanges or over-the-counter, may be acquired, sometimes at substantial discounts from the principal amount. Investments may be made in defaulted bonds, which might sell at a fraction of their par value. The Fund’s strategy for these bonds is to use bonds which have significant yield to maturities, or to use convertible bonds which fluctuate with the underlying common stock. A majority of these bonds are lower-rated or “junk” bonds, which carry no credit ratings.

The Fund may invest in domestic common stocks of any capitalization, although the adviser will focus on smaller companies, as well as micro-cap securities. Both growth and value criteria are used to determine and select those stocks. Securities of unseasoned companies may also be acquired. Out-of-favor, turnaround and distressed situations are actively pursued.

The Fund may invest in foreign securities, either directly, or through the use of American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”), which are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs or GDRs in which the Fund invests will be denominated in U.S. dollars and listed on a U.S. exchange.

At times, the adviser’s strategy may result in the Fund holding a large cash position for a transitional period of time. The cash position will generally be held in a money market mutual fund, but may also be invested in short-term government securities, certificates of deposit, commercial paper, or repurchase agreements.

The Fund may sell a security if 1) the security reaches the adviser’s valuation target, 2) the adviser believes the company’s fundamentals have changed, or 3) the company is not performing as expected.

Principal Risks of Investing in the Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Fund.

Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or the Fund’s benchmark index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of the Fund may decrease in response to the activities and financial prospectus of an individual company in the Fund’s portfolio.

Management Risk. The adviser’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the adviser’s assessment of the prospects for individual securities is incorrect it could result in significant losses in the Fund’s investment in those securities, which can also result in possible losses overall for the Fund.

Distressed Investment Risk. The Fund may invest in securities of companies that are in financial distress, experiencing poor operating results, having substantial capital needs, have negative net worth, or are in bankruptcy. There can be no assurance that the adviser will correctly evaluate the nature and magnitude of all factors that could affect the outcome of an investment. The prices of distressed securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher-rated securities. During an economic downturn or substantial period of rising interest rates, distressed issuers, who are typically highly leveraged, may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The secondary market for distressed securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of such securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of distressed securities. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of distressed issuers to make principal and interest payments than is the case for higher grade securities. The adviser’s ability to hedge these risks may be extremely limited.

Liquidity Risk. Securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of an active trading market. The Fund, being able to invest in unseasoned companies, defaulted bonds and debt securities, traded over-the-counter or at substantial discounts, will be subject to liquidity issues and risk. The urgency to sell these securities might result in receiving a price substantially less than anticipated.

Interest Rate Risk. The issuers of debt securities, including “zero coupon” government bonds, are expected to redeem the securities by payment to the investor of the principal amount at maturity. However, market interest rates change, causing the current market value of debt securities at any time to fluctuate. The value of the Fund’s debt securities portfolio may decline when market interest rates rise. The Fund, being able to invest without restriction in future interest and principal of U. S. government securities, commonly known as “zero coupon” bonds, would be primarily sensitive to and affected by interest rate risk, if so invested. Zero coupon bonds move substantially more than a corresponding coupon-paying bond of the same maturity, as interest rates fluctuate.

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

Growth Risk. The Fund invests in companies that appear to be growth-oriented companies. Growth companies are companies that the Fund’s adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

Cash Investments. The Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested, and may not achieve its capital appreciation objective. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses in addition to the Fund’s direct fees and expenses.

Small- or Micro-Cap Investing. The value of securities of smaller, less well-known issuers can be substantially more volatile than that of larger issuers. Small companies may have limited product lines, markets or financial resources. Their management may be dependent on a limited number of key individuals, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

Government Securities Risk. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. It is possible that the U.S. government would not provide financial support to certain of its agencies or instrumentalities if it is not required to do so by law. If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price or yield could fall. The U.S. government guarantees payment of principal and timely payment of interest on certain U.S. government securities. This does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

Maturity Risk. The longer the maturity of a debt security the more its value fluctuates with changes in interest rates. When interest rates rise, you can expect the value of long-term bonds to fall more than those of short-term bonds.

Credit Risk. The risk of loss on a debt security is less than on an equity security of the same issuer, but there is a risk that the market price of the debt security may decline below the price at which it was acquired. There is also a risk that the issuer may become insolvent and unable to meet interest payments or to repay principal at maturity, and that defaulted bonds may remain in default, resulting in no repayment to the holder at maturity. Various credit rating firms many times rate debt securities, and the lowering of such ratings can cause the value of the debt securities to decline.

Foreign Investing Risk. Foreign stocks may under perform or be more volatile than U.S. stocks. Risks related to investments in foreign securities include: currency exchange rate fluctuation; less public information; less stringent regulatory standards; and lack of uniform accounting, auditing and financial reporting standards.

Investor Profile

The Fund is intended for those investors who have a high tolerance for risk and a long-term time horizon. Shareholders should be comfortable with fluctuating share prices as well as the Fund’s other investment risks.

Additional Information About Investments

The Fund’s primary investment objective is long-term capital appreciation, which may be changed at any time without shareholder approval. The Fund primarily invests in smaller capitalization companies, whether it is their common stock, convertible bond, or other debt instrument, wherever the Fund’s adviser sees the optimal capital appreciation potential. There is no minimum or maximum investment percentage of Fund assets required to be in any type of security. Out-of-favor, turnaround and distressed situations are actively pursued.

The likelihood of losing some or all of those assets invested in turnaround or distressed situations is much higher than with other investments.

The Fund reserves the right, as a temporary defensive measure when general economic (including market) conditions are believed by management to warrant such action, to invest any portion or all of its assets in conservative fixed-income securities such as United States Treasury Bills, certificates of deposit, prime-rated commercial paper, money market funds, and repurchase agreements with banks (agreements under which the seller of a security agrees at the time of sale to repurchase it at an agreed time and price). When the Fund is so invested it may not achieve its objective.

Securities are not generally purchased with a view to rapid turnover to obtain short-term profits, but rather are purchased because management believes they will appreciate in value over the long-term. The adviser believes that the Fund will generally experience a low rate of portfolio turnover.

Investment Restrictions

The Fund has adopted certain investment restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, as defined by the Investment Company Act. Such investment restrictions are set forth in the Fund’s “Statement of Additional Information”.

ADDITIONAL INFORMATION ABOUT

MANAGEMENT OF THE FUND

The Fund has entered into an Investment Advisory Agreement (the “Agreement”) employing Bruce and Co., Inc. to manage the investment and reinvestment of the Fund’s assets and to otherwise administer the Fund’s affairs to the extent requested by the Board of Directors. Bruce and Co., Inc., 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606, is an Illinois corporation controlled by Robert B. Bruce and R. Jeffrey Bruce. The adviser also manages portfolios for individuals, small businesses, and institutions.

Since 1983, the Fund has been team managed by Robert B. Bruce and R. Jeffrey Bruce, who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Robert B. Bruce is president and chief compliance officer of the adviser. He is also president, treasurer, and chief compliance officer of the Fund. Robert founded the adviser in 1974, and has worked as an independent investment manager since 1974.

R. Jeffrey Bruce is vice-president of the adviser and vice-president and secretary of the Fund. He has worked as an analyst/manager for the adviser since April 1983.

The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio managers, including each portfolio manager’s compensation, other accounts that they manage, and their ownership of shares of the Fund.

Bruce and Co.’s compensation for its services to the Fund is calculated as follows:

Annual Percentage Fee	Applied to Average Net Assets of the Fund

1.00%	Up to $20,000,000; plus
0.60%	$20,000,000 through $l00,000,000; plus
0.50%	over $l00,000,000

The fee is calculated and paid each calendar month based on the average of the daily closing net asset value of the Fund for each day of that month. Since the rates above are annual rates, the amount payable to the adviser for each calendar month is l/l2th of the amount calculated as described. The Fund also bears certain fees and expenses including, but not limited to, fees of directors (not affiliated with Bruce and Co.), custodian fees, costs of personnel to perform clerical, accounting and office services for the Fund, fees of independent auditors, counsel, and transfer agencies, and brokers’ commissions. These fees are fully described in the Investment Advisory Agreement. The adviser, Bruce and Co., received $1,792,070 during the fiscal year ended June 30, 2012 (0.56% of average net assets). The Agreement is subject to annual review and will continue in force if specifically approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote by the majority of independent directors, cast in person at a meeting called for the purpose of voting for such approval. A discussion regarding the Board’s basis for approving the Investment Advisory Agreement is available in the Fund’s semi-annual report to shareholders dated December 31, 2011.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Fund shares are priced at net asset value (NAV), which is determined as of the close of trading (which is normally 4:00 p.m. Eastern Time) each business day by dividing the value of the Fund’s securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities

(including accrued expenses), by the number of shares outstanding. Securities listed on a stock exchange are valued on the basis of the last sale on that day or, lacking any sales, at the last reported sale price. Unlisted securities for which quotations are available are valued at the evaluated mean, which represents the good faith opinion as to what a buyer in the marketplace would pay for a security (typically in an institutional round lot position) in a current sale. The Fund’s pricing service regularly obtains evaluation inputs, including broker quotes, market color, and bid information, as part of its pricing methodologies. The net asset value would also be determined at the close of business on any other day on which the current net asset value of the Fund’s shares is materially affected by changes in the value of the portfolio securities, provided that such day is a business day on which shares were tendered for redemption or orders to purchase shares were received by the Fund. Except under extraordinary conditions, the Fund’s business days will be the same as those of the New York Stock Exchange. The Stock Exchange is closed on weekends, most federal holidays, and Good Friday.

Fair Value Pricing

Equity securities are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the adviser, in conformity with guidelines adopted by and subject to review by the Board of Directors of the Fund (the “Board”).

Investments in money market mutual funds are generally priced at the ending net asset value (NAV) provided by the service agent of the money market fund.

Fixed income securities (corporate bonds, asset-backed securities, U.S. government securities and U.S. government agency securities) are generally valued using market quotations. However, they may be valued on the basis of prices furnished by a pricing service when the adviser believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the adviser, in conformity with guidelines adopted by and subject to review of the Board.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In the absence of a listed price quote, or a supplied price quote which is deemed to be unrepresentative of the actual market price, the adviser shall use any or all of the following criteria to value securities:

•	Last sales price
•	Price given by pricing service
•	Last quoted bid & asked price
•	Third party bid & asked price
•	Indicated opening range

Purchase of Fund Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day on which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Initial Purchase

Your initial purchase request must include:

•	a completed and signed investment application form; and
•	a personal check with name pre-printed (subject to the minimum amount) made payable to Bruce Fund, Inc.

Mail the application and check to:

U.S. Mail:	Bruce Fund, Inc.	Overnight:	Bruce Fund, Inc.
	c/o Huntington Asset Services, Inc.		c/o Huntington Asset Services, Inc.
	P.O. Box 6110		2960 North Meridian Street
	Indianapolis, Indiana 46206		Suite 300
Indianapolis, Indiana 46208

Additional Investments

You may purchase additional shares of the Fund at any time by mail. Each additional mail purchase request must contain:

•	your name
•	the name on your account(s)
•	your account number(s)
•	a check made payable to the Fund

Checks should be sent to the Fund at the address listed above.

All applications must be accompanied by payment. Applications are subject to acceptance by the Fund, and are not binding until so accepted. Shares will be bought at the next NAV, as applicable, calculated after the order is received in proper form. The Fund does not accept telephone orders for purchase of shares and reserves the right to reject applications in whole or in part. The Board of Directors of the Fund has established $1,000 as the minimum initial purchase and $500 as the minimum for any subsequent purchase (except through dividend reinvestment), which minimum amounts are subject to waiver by the adviser, or to change at any time. Shareholders will be notified in the event such minimum purchase amounts are changed. Stock certificates are no longer issued.

Tax Sheltered Retirement Plans

Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (800) 872-7823 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions.

Redemption of Fund Shares

Shareholders have the right to redeem their shares at any time, at no charge, by mail. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. Requests should be addressed to:

U.S. Mail:	Bruce Fund, Inc.	Overnight:	Bruce Fund, Inc.
	c/o Huntington Asset Services, Inc.		c/o Huntington Asset Services, Inc.
	P.O. Box 6110		2960 North Meridian St.
	Indianapolis, Indiana 46206		Suite 300
Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record, mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (800) 872-7823 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

Signatures on endorsed certificates submitted for redemption must be guaranteed as described above. Shares will be sold at the next NAV calculated after the redemption request is received in proper form. It is suggested that all redemption requests by mail be sent Certified Mail with return receipt. If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 872-7823. The redemption price is the net asset value per share determined as described previously under the heading “Pricing of Fund Shares”. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

The Fund does not intend to redeem shares in any form except cash. However, if in the opinion of the Board of Directors, conditions exist which make cash payments undesirable, payment may be made in securities or other property in whole or in part. If the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. Securities delivered in payment of redemptions are valued at the same value as that used for the same security in the Fund’s portfolio. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Directors determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

Dividends and Distributions

Unless a shareholder otherwise directs, all income dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund. Shares are purchased at the net asset value (see “Pricing of Fund Shares”) next determined after the dividend declaration and are credited to the shareholder’s account. Stock certificates are not issued. A shareholder may elect to receive all income dividends and capital gains distributions in cash or to reinvest capital gains distributions and receive income dividends in cash. An election to reinvest or receive dividends and distributions in cash will apply to all shares of the Fund registered in the same name, including those previously purchased. A shareholder wishing to make such election must notify the transfer agent in writing of such election.

Shareholders may elect not to continue in the dividend reinvestment program at any time. Following such election, the shareholder will receive income dividends or all distributions in cash. Any shareholder who is not participating in the dividend reinvestment program may elect to do so by giving written notice to the transfer agent. If an election to withdraw from or participate in the dividend reinvestment program is received between a dividend declaration date and payment date, it will become effective on the day following the payment date.

The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if either of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record; or
•	Dividends and capital gain distributions are not cashed within 180 days.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund.

Tax Consequences

The Fund intends to distribute substantially all of its net income and net realized capital gains, if any, less any available capital loss carryover, to its shareholders annually and to comply with the provisions of the Internal Revenue Code applicable to investment companies, which will relieve the Fund of Federal income taxes on the amounts so distributed. The dividends and long-term capital gains distributions are taxable to the recipient whether received in cash or reinvested in additional shares. Long-term capital gains distributions will be taxed to the individual Fund shareholder as such, regardless of the length of time the Fund shares have been held.

Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen Average Cost as its default tax lot identification method for all shareholders. This tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and capital gain distributions) on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s default lot identification method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax advisor with regard to your personal circumstances.

Market Timing Policy

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Directors has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers.

The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years, which end on June 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Grant Thornton, LLP, whose report, along with the Fund’s financial statements, is incorporated by reference in the Statement of Additional Information and included in the annual report to shareholders, either or both of which are available upon request.

	Fiscal year ended June 30,
	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of year	$402.03	$330.82	$285.69	$342.22	$424.14

Income from investment operations:
Net investment income	14.34	14.62	14.28	14.44	18.48
Net realized and unrealized gain (loss)	(10.81)	72.43	43.18	(55.37)	(73.12)

Total from investment operations	3.53	87.05	57.46	(40.93)	(54.64)

Less Distributions to Shareholders:
From net investment income	(14.51)	(15.84)	(12.33)	(11.52)	(21.45)
From net realized gain	—	—	—	(4.08)	(5.83)

Total distributions	(14.51)	(15.84)	(12.33)	(15.60)	(27.28)

Net asset value, end of year	$391.05	$402.03	$330.82	$285.69	$342.22

Total Return[1]	1.04%	26.83%	20.44%	-11.20%	-13.04%

Ratios and Supplemental Data
Net assets, end of year ($ millions)	$344.91	$299.69	$220.57	$185.71	$234.12
Ratio of expenses to average net assets	0.78%	0.82%	0.88%	0.93%	0.82%
Ratio of net investment income to average net assets	3.95%	4.07%	4.48%	5.29%	4.22%
Portfolio turnover rate	10.42%	20.64%	11.41%	15.61%	20.80%

[1]	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

PROSPECTUS

October 29, 2012

BRUCE FUND, INC.

BRUCE FUND, INC.

20 North Wacker Drive

Chicago, Illinois 60606

Additional information about the Fund may be found in the Statement of Additional Information, and in shareholder reports. Shareholder inquiries may be made by calling the Bruce Fund at 1-800-872-7823. The Statement of Additional Information contains more information on Fund investments and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. The semi-annual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. The Form N-Q (Quarterly Schedule of Portfolio Holdings) is filed shortly after the end of the first and third quarters. These and other Fund documents may be obtained without charge from the following sources:

BY PHONE:	Call Bruce Fund at 1-800-872-7823

BY MAIL:	Bruce Fund, Inc. at the above address
or
Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520
(a duplication fee is charged)

IN PERSON:	Public Reference Room
Securities and Exchange Commission
Washington, D.C.
(call 1-202-551-8090 for more information)

BY ELECTRONIC REQUEST:	at the following email address: publicinfo@SEC.gov (a duplication fee is charged)

ONLINE:	at the following Internet addresses:
The Fund’s website at www.thebrucefund.com
The SEC’s EDGAR database at www.sec.gov

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act File Number:    811-1528